The
Municipal
Fund
Accumulation
Program,
Inc.







Annual Report
December 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011

To Our Shareholders:


For the year ended December 31, 1995, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 5.29%. Total investment return for the Program for the 12-month period ended December 31, 1995 was +15.88%, based on the change in per share net asset value from $17.51 to $19.22, and assuming reinvestment of $1.005 per share income dividends.

For the six months ended December 31, 1995, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 5.25%. Total investment return for the Program for the six-month period ended December 31, 1995 was +6.80%, based on the change in per share net asset value from $18.48 to $19.22, and assuming reinvestment of $0.497 per share income dividends.


The Municipal Market
The municipal bond market rallied strongly over the three months ended December 31, 1995. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 55 basis points (0.55%) to end the December quarter at 5.71%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income products throughout most of the December quarter. Long-term US Treasury bond yields also fell approximately 65 basis points to 5.95%. Both US Treasury and long-term tax-exempt bond yields are now at their lowest levels in the past two years.

Given the difficulties that the municipal bond market had to contend with for much of 1995, its performance over recent months was especially impressive. Various tax reform proposals made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities rushed to issue debt at near historic low yield levels. During the three months ended December 31, 1995, over $85 billion in municipal securities were underwritten, an increase of almost 20% compared to the same three-month period ended December 31, 1994. However, as early 1995 issuance was significantly reduced, 1995 annual issuance of approximately $160 billion remained about 5% below 1994 issuance. Tax-exempt bond yields declined throughout the three-month period ended December 31, 1995 despite investor uncertainty and increased supply pressures.

It is also important to note that it is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. The 1995 issuance remained significantly below levels underwritten in 1993 when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors were expected to receive over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. We believe that the amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding "proposed" tax reform are resolved in 1996, the tax-exempt bond market renewed technical position should provide a large measure of stability to municipal bond prices.

Many of the features that made tax-exempt products attractive throughout 1995 remain available. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. Currently available tax-exempt bond yields continue to generate taxable equivalent yields in excess of 8.50%. While the uncertainties regarding potential changes in current tax law remain, it appears that the long-term municipal investor is being well compensated for the present instability.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt products in 1995. Current municipal bond yield levels would make such duplication difficult. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by maximizing current income and minimizing credit risk than by significant interest rate declines. Fortunately, the current municipal bond market allows the long-term investor to purchase high-quality tax-exempt securities at historically attractive yield levels.


Fiscal Year in Review
During the past 12 months, the municipal bond market was extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a high of 6.94% on January 5, 1995 to a low of 5.65% on December 7, 1995. At December 31, 1995, the Index was near the low for the period, yielding 5.71%. After rising sharply for most of 1994, long-term interest rates rallied significantly during 1995 as the US economy nearly slowed to a halt. This slowdown in economic growth initially caused the Federal Reserve Board to stop tightening monetary policy early in 1995. Once the magnitude of the slowdown became apparent, the Federal Reserve Board decreased the Federal Funds rate to 5.50%.

We altered the Program's portfolio strategy during the past 12 months as investor sentiment changed. The Program entered the year defensively postured and maintained that outlook through early 1995. However, as evidence of a stagnant economy emerged early in 1995, our investment strategy became more constructive. We reduced cash reserves to a minimum and restructured holdings to extend the average maturity and lower the average coupon of the portfolio. This entailed selling par bonds, which have little upside potential, and buying discount coupon bonds. These moves made the Program more responsive to changes in interest rates. Therefore, the Program generated a positive total return and an attractive current yield for its shareholders.


In Conclusion
We appreciate your ongoing interest in The Municipal Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(William M. Petty)
William M. Petty
Vice President and Portfolio Manager



February 2, 1996



We are pleased to announce that William M. Petty is responsible for the day-to-day management of The Municipal Fund Accumulation Program, Inc. Mr. Petty has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and was Assistant Vice President from 1992 to 1993. Prior thereto, he was employed by J. J. Kenny Municipal Bond Brokers as a Municipal Bond Broker from 1990 to 1992.

The Municipal Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment



A line graph depicting the growth of an investment in The
Municipal Fund Accumulation Program, Inc. compared to growth of an investment in the Lehman Brothers General Municipal Bond
Index. Beginning and ending values are:

                                              12/85          12/95

The Municipal Fund Accumulation
Program, Inc.*++                             $10,000       $21,557

Lehman Brothers General Municipal
Bond Index++++                               $10,000       $24,201


[FN]
   *Assuming transaction costs and other operating expenses,
    including advisory fees.
  ++The Municipal Fund Accumulation Program, Inc. invests in long- and intermediate-term state, municipal and public authority bonds (including private activity bonds), the interest on which is exempt from Federal income tax.
++++This unmanaged Index consists of revenue bonds, general obligation bonds and insured bonds.

Past performance is not predictive of future performance.





Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Donald C. Burke--Vice President
Kenneth A. Jacob--Vice President
William M. Petty--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary

Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, New York 10286





Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT          Alternative Minimum Tax (subject to)
COP          Certificate of Participation
EDA          Economic Development Authority
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDA          Industrial Development Authority
PCR          Pollution Control Revenue Bonds
S/F          Single-Family
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes





The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1995                                                    (in Thousands)
            S&P    Moody's     Face                                                                       Value
State      Rating   Rating    Amount                        Issue                                       (Note 1a)
Alabama--    AA     A1       $ 2,000  Birmingham, Alabama, Crossover Refunding Bonds, 8% due
1.4%                                  10/01/2015                                                         $  2,166
             AAA    Aaa        5,000  Huntsville, Alabama, Health Care Authority Revenue Bonds
                                      (Health Care Facilities), Series B, 6.625% due 6/01/2023 (c)          5,548

Arizona--    A      A1         6,500  Phoenix, Arizona, Civic Improvement Corporation, Wastewater
1.0%                                  System, Lease Revenue Refunding Bonds, 4.75% due 7/01/2023            5,937

Arkansas--   AAA    NR*        2,625  Arkansas State Development Finance Authority, S/F Mortgage
0.5%                                  Revenue Bonds, Series C, 6.60% due 7/01/2017 (g)                      2,793

California--                          California HFA, Home Mortgage Revenue Bonds, AMT:
9.5%         AA-    Aa         3,000    Series A, 7.70% due 8/01/2030                                       3,187
             AA-    Aa         4,985    Series F-1, 7% due 8/01/2026                                        5,301
             A      A1         2,500  California State, GO, UT, 6.25% due 9/01/2012                         2,786
                                      California State Public Works Board, Lease Revenue
                                      Bonds, Series A:
             A-     A          8,000    (Department of Corrections-Monterey County-Soledad II),
                                        6.875% due 11/01/2014                                               9,032
             A-     A          5,000    (Secretary of State), 6.75% due 12/01/2012                          5,471
             AAA    Aaa        4,000    (Various University of California Projects), 6.40%
                                        due 12/01/2016 (e)                                                  4,328
             A      A1         2,500  California State Various Purpose Bonds, 6.25% due 10/01/2019          2,755
             AAA    Aaa        2,000  Los Angeles County, California, COP (Correctional Facilities
                                      Project), 6.50% due 9/01/2013 (c)                                     2,142
             AA-    A1         5,260  Los Angeles County, California, Transportation Commission Sales
                                      Tax, Revenue Refunding Bonds, Series B, 6.50% due 7/01/2013           5,633
             AAA    Aaa        1,250  M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                      (San Juan Project), 6.75% due 7/01/2020 (c)                           1,518
             AAA    Aaa        4,500  Pioneers Memorial Hospital District, California, Refunding,
                                      GO, UT, 6.50% due 10/01/2024 (e)                                      4,946
             AA     Aa         2,000  San Francisco, California, City and County Public Utilities
                                      Commission, Water Revenue Refunding Bonds, 8% due 11/01/2011          2,182
             AAA    Aaa        5,025  Stockton, California, COP, Revenue Bonds (Wastewater Treatment
                                      Plant Expansion), Series A, 6.80% due 9/01/2024 (d)                   5,703




The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1995 (continued)                                        (in Thousands)
            S&P    Moody's     Face                                                                       Value
State      Rating   Rating    Amount                        Issue                                       (Note 1a)
Colorado--   AA     NR*      $ 2,980  Colorado, HFA, S/F Mortgage Program Revenue Bonds, AMT,
2.5%                                  Series D-3, 7.20% due 8/01/2023                                    $  3,125
             AA     Aa         2,940  Colorado Springs, Colorado, Utilities Revenue Refunding Bonds,
                                      Series A, 6.50% due 11/15/2015                                        3,213
             AAA    Aaa        5,000  Douglas County, Colorado, School District No. 1 (Douglas
                                      and Elbert Counties Improvement Project), Series A, 6.50% due
                                      12/15/2016 (c)                                                        5,609
             AAA    Aaa        2,500  Garfield, Pitkin and Eagle Counties, Colorado, Roaring Ford
                                      School District No. 1, UT, 6.60% due 6/15/2004 (b)(c)                 2,877

Connecticut  AAA    Aaa        2,000  Connecticut State Development Authority, Water Facility, Revenue
--1.1%                                Refunding Bonds (Connecticut Water Co. Project), 6.65% due
                                      12/15/2020 (e)                                                        2,230
             AA     Aa           790  Connecticut State, HFA, Housing Mortgage Finance Program Bonds,
                                      Series B-1, Sub-Series B-1, 7.55% due 11/15/2008                        829
             AAA    Aaa        3,500  Connecticut State, Special Tax Obligation Revenue Bonds, Series B,
                                      6.10% due 10/01/2011 (d)                                              3,776

District of  A1     VMIG1++    2,600  District of Columbia Revenue Bonds (American Association
Columbia--                            Advancement of Science-Issue Project), VRDN, 5.05% due
1.3%                                  10/01/2022 (h)                                                        2,600
             AA-    A          5,000  District of Columbia Revenue Bonds (Howard University),
                                      Series A, 7.25% due 10/01/2020                                        5,468

Florida--    A      A          1,715  Broward County, Florida, Resource Recovery Revenue Bonds
0.7%                                  (Broward Waste Energy-LP North), 7.95% due 12/01/2008                 1,942
             AA     Aa         2,000  Florida State Board of Education, Public Education Capital
                                      Outlay Bonds, Series B, 6.70% due 6/01/2001 (b)                       2,252

Georgia--                             Georgia Municipal Electric Authority, Power Revenue Bonds:
7.2%         A      A          3,000    Crossover Refunding, Series O, 8.125% due 1/01/2017                 3,270
             A+     Aaa        3,250    Refunding, Series B, 8% due 1/01/1998 (b)                           3,564
             AA+    Aaa        2,000  Georgia State, GO, Series B, 6.30% due 3/01/2010                      2,274
                                      Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                      Sales Tax Revenue Bonds:
             AAA    Aaa        5,000    Second Indenture, Series A, 6.90% due 7/01/2020 (c)                 5,730
             AA-    A1         8,200    Series O, 6.55% due 7/01/2020                                       8,932
             AAA    Aaa        6,100  Municipal Electric Authority of Georgia, Project One,
                                      Sub-Series A, 6.50% due 1/01/2026 (e)                                 6,659
             A+     A         10,460  Municipal Electric Authority, Georgia, Special Obligation
                                      Revenue Bonds, Fifth Crossover Series, Project One,
                                      6.50% due 1/01/2017 (a)                                              11,845

Illinois--   AA-    Aa3        4,500  Chicago, Illinois, Gas Supply Revenue Refunding Bonds
4.9%                                  (The Peoples Gas Light), Series A, 6.10% due 6/01/2025                4,615
             AAA    Aaa        4,800  Cook County, Illinois, GO, UT, Series A, 6.60% due
                                      11/15/2022 (c)                                                        5,312
             AA     Aa2        1,850  Illinois Development Finance Authority, PCR, Refunding
                                      (Central Illinois Public Service Company Project),
                                      Series B, 7.60% due 9/01/2013                                         2,063
             A1+    VMIG1++    1,800  Illinois Health Facilities Authority Revenue Bonds
                                      (Northwestern Memorial Hospital), VRDN, 5%
                                      due 8/15/2025 (h)                                                     1,800
             AAA    Aaa       15,000  Illinois State Bonds, Refunding, UT, 5.25%
                                      due 12/01/2020 (d)                                                   14,743

The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1995 (continued)                                        (in Thousands)
            S&P    Moody's     Face                                                                       Value
State      Rating   Rating    Amount                        Issue                                       (Note 1a)
Indiana--    NR*    Aaa      $ 4,315  Indiana State Educational Facilities Authority Revenue Bonds
1.9%                                  (University of Notre Dame Project), 6.70% due 3/01/2025            $  4,824
             A+     A1         1,000  Indiana State Office Building Commission, Capital Complex
                                      Revenue Refunding Bonds (State Office Building-II Facility),
                                      Series D, 6.90% due 7/01/2011                                         1,173
             A+     A1         2,250  Indiana Transportation Finance Authority, Highway Revenue
                                      Refunding Bonds, Series A, 8.125% due 6/01/1998 (b)                   2,503
             A+     NR*        2,865  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                      Refunding, Series D, 6.75% due 2/01/2020                              3,139

Kentucky--   A1+    VMIG1++    2,000  Kentucky Economic Development Finance Authority Revenue Bonds
1.6%                                  (Sisters of Charity), VRDN, 4.20% due 1/02/1996 (h)                   2,000
             NR*    A          3,000  Kentucky Turnpike Authority, Economic Development Road Revenue
                                      Bonds, Series A, 8.25% due 7/01/1997 (b)                              3,252
             A+     A          4,000  Kentucky Turnpike Authority, Resource Recovery Road Revenue
                                      Refunding Bonds, Series A, 8% due 7/01/2003                           4,293

Louisiana--  AAA    Aaa        5,000  New Orleans, Louisiana, Public Improvement Refunding Bonds,
1.0%                                  UT, 7% due 9/01/2002 (b)(d)                                           5,763

Maine--      AA-    A1         4,480  Maine State Housing Authority, Mortgage Purpose Revenue Bonds,
0.8%                                  Series D, 6.80% due 11/15/2025                                        4,716

Massachu-    A+     A1         6,000  Massachusetts Bay Transportation Authority, General
setts--5.4%                           Transportation System, UT, Series B, 5.875% due 3/01/2019             6,133
                                      Massachusetts State Health and Educational Facilities
                                      Authority Revenue Bonds:
             A+     A1         5,900    (Brigham and Women's Hospital Issue), Series D, 6.75%
                                        due 7/01/2024                                                       6,292
             AAA    Aaa        2,550    (Northeastern University), Series E, 6.55% due
                                        10/01/2022 (c)                                                      2,802
             AAA    Aaa        1,390    (University Hospital), Series C, 7.25% due 7/01/2019 (c)            1,559
             A+     Aa         3,000  Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                      Series 38, 7.20% due 12/01/2026                                       3,210
             A1+    VMIG1++      700  Massachusetts State, Municipal Wholesale Electric Company,
                                      Power Supply System Revenue Bonds, VRDN, Series C, 3.875% due
                                      12/27/1995                                                              700
             AAA    Aaa        1,000  Massachusetts State Port Authority Revenue Bonds, 13% due
                                      7/01/2013(a)                                                          1,749
             A+     Aa         4,035  Massachusetts State Water Pollution Abatement Trust Revenue
                                      Bonds (MWRA Loan Program), Series A, 5% due 8/01/2014 (c)             3,928
             AAA    Aaa        5,000  Massachusetts State Water Reservation Authority Bonds, Series B,
                                      5% due 12/01/2025 (c)                                                 4,762

Michigan--                            Michigan State Hospital Finance Authority Revenue Bonds
3.8%                                  (Henry Ford Health Systems), Series A:
             AA     Aa         1,500    7% due 7/01/2000 (b)                                                1,696
             AA     Aa         6,500    Refunding, 5.25% due 11/15/2020                                     6,328
             AA     Aa         3,000    Refunding, 5.25% due 11/15/2025                                     2,876
                                      Michigan State Strategic Fund, Limited Obligation Revenue
                                      Refunding Bonds (Detroit Edison Co. Project):
             AAA    Aaa        1,000    6.875% due 12/01/2021 (d)                                           1,119
             AAA    Aaa        2,000    Series BB, 7% due 5/01/2021 (e)                                     2,502
             AAA    Aaa        1,000    Series CC, 6.95% due 9/01/2021 (d)                                  1,112
             AA     Aa         1,250  Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds
                                      (William Beaumont Hospital), Series D, 6.75% due 1/01/2020            1,345
             NR*    VMIG1++    5,000  University of Michigan, University Hospital Revenue Bonds,
                                      VRDN, Series A, 5% due 12/01/2027 (h)                                 5,000



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1995 (continued)                                        (in Thousands)
            S&P    Moody's     Face                                                                       Value
State      Rating   Rating    Amount                        Issue                                       (Note 1a)
Minnesota--  AA+    Aa       $ 4,310  Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT,
0.8%                                  Series M, 6.70% due 7/01/2026                                      $  4,485

Missis--     NR*    P1         5,000  Jackson County, Mississippi, Port Facility Revenue
-sippi                                Refunding Bonds(Chevron USA, Inc. Project), VRDN, 4.95%
1.0%                                  due 6/01/2023 (h)                                                     5,000
             NR*    P1           500  Perry County, Mississippi, PCR, Refunding (Leaf River
                                      Forest Project), VRDN, 4.95% due 3/01/2002 (h)                          500

Montana--    AA+    Aa         5,210  Montana State Board, S/F Housing Program, AMT, Series B-2,
0.9%                                  6.90% due 6/01/2025                                                   5,500

Nevada--     AAA    Aaa        2,000  Clark County, Nevada, PCR, Refunding (Nevada Power Co.
1.2%                                  Project), Series B, 6.60% due 6/01/2019 (d)                           2,176
             NR*    NR*        2,000  Clark County, Nevada, School District Improvement Bonds,
                                      Series A, 8% due 3/01/1998 (b)                                        2,201
             AAA    Aaa        2,295  Nevada Housing Development, S/F Housing Division Program, AMT,
                                      Series E, 7.05% due 4/01/2027                                         2,443

New Jersey--                          Jersey City, New Jersey, GO (School District), UT:
5.9%         AA     A          2,900    6.65% due 2/15/2013                                                 3,219
             AA     A          3,030    6.65% due 2/15/2014                                                 3,364
             AAA    Aaa        5,000  New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                      Corporation), 6.50% due 7/01/2024                                     5,556
             AAA    Aaa        1,000  New Jersey Health Care Facilities, Financing Authority Revenue
                                      Refunding Bonds (Hackensack Medical Center), 6.625% due
                                      7/01/2017 (d)                                                         1,106
                                      New Jersey Sports and Exposition Authority Revenue Bonds,
                                      Series A:
             AAA    Aaa        1,500    Refunding (Convention Center Luxury Tax), 6.25% due
                                        7/01/2020 (c)                                                       1,609
             A+     Aa         5,000    (State Contract), 6.50% due 3/01/2019                               5,427
             AAA    Aaa        5,000  New Jersey State Educational Facilities Authority Revenue Bonds
                                      (Princeton University), Series A, 6% due 7/01/2024                    5,242
             AAA    Aaa        3,000  New Jersey State Housing and Mortgage Finance Agency Revenue
                                      Bonds (Home Buyer), Series L, 6.65% due 10/01/2014 (c)                3,212
             BBB+   Baa1       2,000  New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                      Bonds, Series A, 6.75% due 1/01/2008                                  2,189
             AA     A1         2,500  Rutgers State University, New Jersey, Revenue Refunding Bonds
                                      (State University of New Jersey), Series A, 6.50% due 5/01/2018       2,736

New York--                            New York City, New York, GO, UT:
18.9%        BBB+   Aaa        3,000    Series A, 8% due 8/15/2001(b)                                       3,605
             BBB+   Baa1       3,000    Series C, Sub-Series C-1, 7.50% due 8/01/2020                       3,371
             BBB+   Baa1       2,000    Series D, 7.50% due 2/01/2016                                       2,233
             BBB+   Baa1       2,500    Series D, 7.50% due 2/01/2019                                       2,791
             AAA    VMIG1++    4,200  New York City, New York, Municipal Water Finance Authority,
                                      Water and Sewer System Revenue Bonds, VRDN, Series C, 4.75%
                                      due 1/02/1996 (d)(h)                                                  4,200
                                      New York State Dormitory Authority Revenue Bonds:
             AA     Aa         1,000    (Cornell University), Series A, 7.375% due 7/01/2030                1,127
             BBB+   Baa1       3,250    Refunding (State University Educational Facilities),
                                        Series B, 7% due 5/15/2016                                          3,529
             AAA    Aa         1,000    (Saint Vincent's Hospital and Medical Center),
                                        7.40% due 8/01/2030 (f)                                             1,140
                                      New York State Environmental Facilities Corporation,
                                      PCR, State Water Revolving Fund:
             A      Aa         1,425    Series A, 7% due 6/15/2012                                          1,595
             A      Aa         1,800    Series A, 7.50% due 6/15/2012                                       2,014
             AA-    Aaa          500    Series B, 7.50% due 3/15/2011                                         548

The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1995 (continued)                                        (in Thousands)

            S&P    Moody's     Face                                                                       Value
State      Rating   Rating    Amount                        Issue                                       (Note 1a)
New York                              New York State Local Government Assistance Corporation
(concluded)                           Revenue Bonds:
             A      A       $ 11,650    Series A, 6.875% due 4/01/2019                                   $ 13,085
             A      A          5,000    Series A, 6.50% due 4/01/2020                                       5,428
             A      A          5,000    Series D, 5% due 4/01/2023                                          4,712
             A      A          5,000  New York State, Local Government Assistance Corporation,
                                      Series A, 5.25% due 4/01/2019                                         4,846
                                      New York State Medical Care Facilities Finance Agency Revenue
                                      Bonds (Mental Health Services Facility Improvements):
             AAA    Aaa        1,515    Series A, 7.80% due 2/15/1999 (b)                                   1,712
             BBB+   Baa1         640    Series A, 7.80% due 2/15/2019                                         714
             BBB+   Baa1         600    Series B, 7.875% due 8/15/2020                                        677
             AAA    Aaa        3,500  New York State Medical Care Facilities Finance Agency
                                      Revenue Bonds (New York Hospital Mortgage), Series A, 6.80%
                                      due 8/15/2024 (e)(f)                                                  3,997
             AA-    Aa        13,750  New York State Power Authority, General Purpose Revenue
                                      Refunding Bonds, Series Z, 6.50% due 1/01/2019                       14,935
             AA-    NR*        6,140  New York State Power Authority, Refunding, Series V, 8% due
                                      1/01/1998 (b)                                                         6,733
             AAA    VMIG1++    5,200  New York State Thruway Authority, General Revenue Bonds, VRDN,
                                      3.60% due 12/07/1995 (d)(h)                                           5,200
             A-     A1         5,325  Triborough Bridge and Tunnel Authority, New York, Refunding
                                      (Special Obligations), Series B, 6.875% due 1/01/2015                 5,867
                                      Triborough Bridge and Tunnel Authority, New York, Revenue Bonds
                                      (General Purpose), Series X:
             A+     Aa         5,100    6.625% due 1/01/2012                                                5,947
             A+     Aa         9,575    6.50% due 1/01/2019                                                10,342

New York &   AA-    A1        12,750  Port Authority of New York and New Jersey, Consolidated
New Jersey--                          Revenue Bonds, 72nd Series, 7.35% due 10/01/2002 (b)                 15,070
2.6%

North        BBB+   Aaa        1,330  North Carolina Eastern Municipal Power Agency, Power
Carolina--                            System Revenue Refunding Bonds, Series A, 6.50%
0.9%                                      due 1/01/2018 (a)                                                     1,606
             AAA    Aaa        3,000  North Carolina Municipal Power Agency No. 1, Revenue Refunding
                                      Bonds (Catawba Electric), 6% due 1/01/2011 (c)                        3,292
Ohio--1.9%   NR*    VMIG1++    2,100  Cuyahoga County, Ohio, Hospital Revenue Improvement Bonds
                                      (Cleveland University Hospital), VRDN, 4.95% due 1/01/2016 (h)        2,100
             AAA    Aaa        3,000  Hamilton, Ohio, Electric System Mortgage Revenue Bonds, Series B,
                                      8% due 10/15/1998 (b)(d)                                              3,372
             A1+    VMIG1++    4,600  Ohio State Air Quality Development Authority, Revenue Refunding
                                      Bonds(Cincinnati Gas & Electric), VRDN, Series B, 4.935%
                                      due 9/01/2030 (h)                                                     4,600
             AAA    NR*          105  Ohio State Water Development Authority, Revenue Refunding and
                                      Improvement Bonds, 8% due 12/01/2000 (b)                                111
             AAA    Aaa          775  Toledo, Ohio, Sewer System, Revenue Refunding Bonds, Series B,
                                      7.75% due 11/15/2017 (c)                                                863

Oregon--     AAA    Aaa        8,100  Oregon Health Sciences University Revenue Bonds, Series A, 5.75%
0.6%                                  due 7/01/2021 (c)(i)                                                  2,040
             AAA    Aaa        1,505  Oregon State Department Administrative Services, COP, Series A,
                                      5.50% due 11/01/2020 (c)                                              1,518


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1995 (continued)                                        (in Thousands)
            S&P    Moody's     Face                                                                       Value
State      Rating   Rating    Amount                        Issue                                       (Note 1a)
Penn-        AAA    Aaa     $ 10,000  Allegheny County, Pennsylvania, Hospital Development
sylvania--                            Authority Revenue Bonds (Health Center-University of
3.7%                                  Pittsburgh Medical Center), 5.375% due 12/01/2025 (c)              $  9,868
             AAA    Aaa        2,500  Altoona, Pennsylvania, City Authority, Water Revenue Bonds,
                                      Series A, 6.50% due 11/01/2019 (d)                                    2,760
             AAA    Aaa        4,000  Montgomery County, Pennsylvania, IDA, PCR, Refunding
                                      (Philadelphia Electric Company), Series B, 6.70% due
                                      12/01/2021 (c)                                                        4,416
             AAA    Aaa        3,355  North Penn, Pennsylvania, Water Authority Revenue Bonds,
                                      7% due 11/01/2004 (b)(d)                                              3,975

Puerto       AAA    NR*        2,000  Puerto Rico Commonwealth, Public Improvement, GO, 7.70%
Rico--                                due 7/01/2000 (b)                                                     2,328
0.4%

Rhode        AAA    Aaa        2,500  Rhode Island Port Authority and Economic Development
Island--                              Corporation, Revenue Refunding Bonds (Shepard Building Project),
0.5%                                  Series B, 6.75% due 6/01/2025 (e)                                     2,826

South                                 Piedmont Municipal Power Agency, South Carolina, Electric Revenue
Carolina--                            Refunding Bonds (d):
1.0%         AAA    Aaa        3,000    6.75% due 1/01/2019                                                 3,604
             AAA    Aaa        2,210    Series A, 6.50% due 6/01/1995                                       2,562

Texas--      AAA    Aaa        2,000  Austin, Texas, Combined Utility Systems Revenue Refunding Bonds,
8.5%                                  Prior Lien, 6.50% due 5/15/2011 (e)                                   2,194
             AAA    Aaa        2,000  Brazos River Authority, Texas, Revenue Refunding Bonds
                                      (Houston Light and Power Co.), Series B, 6.375% due 4/01/2012 (c)     2,168
                                      Harris County, Texas, Health Facilities Development Corporation
                                      Hospital Revenue Bonds:
             AAA    Aaa        2,870    (Hermann Hospital Project), 6.375% due 10/01/2024 (c)               3,086
             A1+    NR*        3,000    (Methodist Hospital), VRDN, 5% due 12/01/2025 (h)                   3,000
             A1+    VMIG1++    5,000  Harris County, Texas, Health Facilities Development
                                      Corporation, Special Facilities Revenue Bonds (Texas
                                      Medical Center Project), VRDN, 4.95% due 2/15/2022 (h)                5,000
                                      Harris County, Texas, Toll Road Sub-Lien, Refunding, UT:
             AA-    Aa         3,000    6.75% due 8/01/2014                                                 3,319
             AAA    NR*        1,250    8.125% due 8/01/1998 (b)                                            1,400
             AA     Aa2        3,000  Lower Neches Valley Authority, Texas, Industrial Development
                                      Corporation, Sewer Facilities Revenue Bonds (Mobil Oil Refining
                                      Corp.,Project), AMT, 6.40% due 3/01/2030                              3,207
             AAA    Aaa        4,700  Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                      Electric Company Project), 6.55% due 10/01/2022 (d)                   5,136
             AAA    Aaa        5,300  San Antonio, Texas, Water Revenue Refunding Bonds, 6.50% due
                                      5/15/2010 (c)                                                         5,848
             AAA    Aaa        2,000  Texas Municipal Power Agency Revenue Bonds, 14.625%
                                      due 3/01/1997 (b)                                                     2,245
             AA     Aaa        1,000  Texas State, Refunding (Veterans Land), UT, 6.50% due 12/01/2021      1,077
             AAA    Aaa        7,000  Texas State Turnpike Authority, Dallas, North Thruway Revenue
                                      Bonds (President George Bush Turnpike), 5% due 1/01/2025 (d)          6,726
             AA     Aa         2,200  Texas State Veterans Housing Assistance, Fund II, AMT, UT,
                                      Series A, 7% due 12/01/2025                                           2,288
             AAA    Aa         2,000  Texas Water Development Board, Water Revenue Bonds (State
                                      Revolving Fund-Senior Lien), 6% due 7/15/2013                         2,099



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1995 (concluded)                                        (in Thousands)
            S&P    Moody's     Face                                                                       Value
State      Rating   Rating    Amount                        Issue                                       (Note 1a)
Utah--       A1+    VMIG1++  $ 4,000  Emery County, Utah, PCR, Refunding (Pacificorp Projects),
1.8%                                  VRDN, 5% due 11/01/2024 (e)(h)                                     $  4,000
             AA-    Aa         1,000  Intermountain Power Agency, Utah, Power Supply Revenue
                                      Refunding Bonds, Series D, 8.625% due 7/01/2021                       1,081
             AA     Aa         5,000  Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                      (IHC Hospital Inc.), 6.25% due 2/15/2023                              5,139

Virginia--   AAA    Aaa        4,700  Alexandria, Virginia, IDA, PCR, Refunding (Potomac Electric
5.4%                                  Project), 5.375% due 2/15/2024 (c)                                    4,686
             AA     Aa         4,500  Henrico County, Virginia, IDA, Public Facility, Lease Revenue
                                      Bonds (Henrico County Regional Jail Project), 7% due 8/01/2013        5,271
             AAA    Aaa       20,500  Upper Occoquan, Virginia, Sewer Authority, Regional Revenue
                                      Bonds, Series A, 4.75% due 7/01/2029 (c)                             18,726
             AAA    Aaa        2,750  Virginia State Transportation Board, Transportation Contract
                                      Revenue Bonds (Rate 28 Project), 7.80% due 3/01/1998(b)               3,021

Washington-- AA+    Aa1        4,000  Seattle, Washington, Refunding Bonds, 6.50% due 3/01/2017             4,298
1.7%         AAA    Aaa        3,000  Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                      12/01/2019 (e)                                                        3,467
             AA     Aa         2,000  Washington State, GO, Series A, 6.75% due 2/01/2015                   2,379

Wisconsin--                           Wisconsin Housing, EDA, Home Ownership Revenue Bonds, Series 1:
2.4%         AA     Aa         1,000    6.75% due 9/01/2015                                                 1,055
             AA     Aa         4,990    6.75% due 9/01/2017                                                 5,240
             AAA    Aaa        2,000  Wisconsin Public Power Incorporated System, Power Supply
                                      System Revenue Bonds, Series A, 7.40% due 7/01/2000 (b)(e)            2,298
             AAA    Aaa        5,000  Wisconsin State Health and Educational Facilities Authority,
                                      Revenue Bonds (Children's Hospital of Wisconsin Inc.
                                      Project), 6.50% due 8/15/2021 (d)                                     5,403

                                      Total Investments (Cost--$560,091)--104.7%                          609,013

                                      Liabilities in Excess of Other Assets--(4.7%)                       (27,334)
                                                                                                         --------
                                      Net Assets--100.0%                                                 $581,679
                                                                                                         ========


(a)Escrowed to maturity.
(b)Prerefunded.
(c)MBIA Insured.
(d)FGIC Insured.
(e)AMBAC Insured.
(f)FHA Insured.
(g)GNMA/FNMA Collateralized.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1995.
(i)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Program.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.




The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                              As of December 31, 1995
Assets:
Investments, at value (identified cost--$560,090,701) (Note 1a)                                             $609,013,277
Cash                                                                                                           3,137,223
Receivables:
  Interest                                                                                 $ 10,449,447
  Securities sold                                                                             1,110,517
  Capital shares sold                                                                                65       11,560,029
                                                                                           ------------
Prepaid registration fees and other assets (Note 1d)                                                              41,532
                                                                                                            ------------
Total assets                                                                                                 623,752,061
                                                                                                            ------------

Liabilities:
Payables:
  Securities purchased                                                                       41,084,670
  Capital shares redeemed.                                                                      245,699
  Investment adviser (Note 2)                                                                   228,100       41,558,469
                                                                                           ------------
Accrued expenses and other liabilities                                                                           515,014
                                                                                                            ------------
Total liabilities                                                                                             42,073,483
                                                                                                            ------------
Net Assets                                                                                                  $581,678,578
                                                                                                            ============
Net Assets Consist of:
Common Stock, $0.01 par value, 100,000,000 shares authorized                                                $    302,662
Paid-in capital in excess of par                                                                             536,157,531
Undistributed investment income--net                                                                           1,144,400
Accumulated realized capital losses on investments--net (Note 5)                                              (4,848,591)
Unrealized appreciation on investments--net                                                                   48,922,576
                                                                                                            ------------
Net Assets:
Equivalent to $19.22 per share based on 30,266,155 shares outstanding                                       $581,678,578
                                                                                                            ============


The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                             For the Year Ended December 31, 1995
Investment Income (Note 1c):
Interest and premium and discount earned                                                                    $ 35,004,215

Expenses:
Investment advisory fees (Note 2)                                                          $  2,794,839
Transfer agent fees                                                                           1,628,376
Printing and shareholder reports                                                                135,333
Accounting services (Note 2)                                                                     71,292
Registration fees (Note 1d)                                                                      61,815
Custodian fees                                                                                   50,269
Professional fees                                                                                41,344
Pricing services                                                                                 19,278
Directors' fees and expenses                                                                     15,943
Other                                                                                            11,657
                                                                                           ------------
Total expenses                                                                                                 4,830,146
                                                                                                            ------------
Investment income--net                                                                                        30,174,069

Realized & Unrealized Gain on Investments (Notes 1c & 3):
Realized gain on investments--net                                                                              8,961,659
Change in unrealized appreciation on investments--net                                                         43,539,828
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 82,675,556
                                                                                                            ============

See Notes to Financial Statements.


                                                                                                  For the Year
The Municipal Fund Accumulation Program, Inc                                                    Ended December 31,
Statements of Changes in Net Assets                                                            1995             1994

Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                     $ 30,174,069     $ 32,078,217
Realized gain (loss) on investments--net                                                      8,961,659      (13,810,250)
Change in unrealized appreciation on investments--net                                        43,539,828      (59,047,712)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                              82,675,556      (40,779,745)
                                                                                           ------------     ------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (30,313,535)     (32,226,191)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends to shareholders                         (30,313,535)     (32,226,191)
                                                                                           ------------     ------------
Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital share transactions                         (7,880,024)     (29,385,788)
                                                                                           ------------     ------------
Net Assets:
Total increase (decrease) in net assets                                                      44,481,997     (102,391,724)
Beginning of year                                                                           537,196,581      639,588,305
                                                                                           ------------     ------------
End of year*                                                                               $581,678,578     $537,196,581
                                                                                           ============     ============

*Undistributed investment income--net                                                      $  1,144,400     $  1,283,866
                                                                                           ============     ============

The Municipal Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended December 31,
                                                                      --------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  1995       1994     1993       1992      1991
Per Share Operating Performance:
Net asset value, beginning of year                                    $  17.51   $  19.79  $  18.93  $  18.63   $  17.83
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                    1.01       1.03      1.09      1.15       1.23
Realized and unrealized gain (loss) on investments--net                   1.71      (2.28)     1.11       .30        .80
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          2.72      (1.25)     2.20      1.45       2.03
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
   Investment income--net                                                (1.01)     (1.03)    (1.09)    (1.15)     (1.23)
   Realized gain on investments--net                                        --         --      (.25)       --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (1.01)     (1.03)    (1.34)    (1.15)     (1.23)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  19.22   $  17.51  $  19.79  $  18.93   $  18.63
                                                                      ========   ========  ========  ========   ========
Total Investment Return:
Based on net asset value per share                                      15.88%     (6.44%)   11.99%     8.08%     11.83%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                  .86%       .89%      .86%      .88%       .91%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.40%      5.54%     5.52%     6.15%      6.76%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of year (in thousands)                                $581,679   $537,197  $639,588  $536,952   $435,224
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         56%        61%       23%       24%        36%
                                                                      ========   ========  ========  ========   ========


See Notes to Financial Statements.

The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (net of amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement
and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets. The Investment Advisory Agreement obligates FAM to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items) exceed 2.5% of the Program's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during any fiscal year which would cause such expenses to exceed the foregoing expense limitations applicable at the time of such payment.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney Shearson, Inc. (the
"Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM.

The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets and have agreed to reimburse FAM for a portion of the reimbursement of expenses to the Program as described above, required to be made by FAM.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $301,073,953 and $316,811,917, respectively.

Net realized and unrealized gains as of
December 31, 1995 were as follows:

                             Realized        Unrealized
                              Gains             Gains

Long-term securities        $8,961,659       $48,922,576
                            ----------       -----------
Total                       $8,961,659       $48,922,576
                            ==========       ===========

As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $48,922,576, of which $48,938,844 related to appreciated securities and $16,268 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $560,090,701.


4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Year Ended                              Dollar
December 31, 1995              Shares           Amount

Shares sold                  5,353,884     $  98,802,679

Shares issued to
shareholders in
reinvestment of
dividends                   1,553,919         28,721,772
                          -----------      -------------
Total issued                6,907,803        127,524,451
Shares redeemed            (7,324,857)      (135,404,475)
                          -----------      -------------
Net decrease                 (417,054)     $  (7,880,024)
                          ===========      =============



For the Year Ended                              Dollar
December 31, 1995              Shares           Amount

Shares sold                 7,126,473      $ 131,603,572

Shares issued to
shareholders in
reinvestment of
dividends                   1,681,732         30,840,576
                          -----------      -------------
Total issued                8,808,205        162,444,148
Shares redeemed           (10,439,409)      (191,829,936)
                          -----------      -------------
Net increase               (1,631,204)     $ (29,385,788)
                          ===========      =============

5. Capital Loss Carryforward:
As of December 31, 1995, the Program had a net capital loss carryforward of approximately $4,849,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
The Municipal Fund Accumulation Program, Inc.
Independent Auditors' Report


The Board of Directors and Shareholders,
The Municipal Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Municipal Fund Accumulation Program, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Municipal Fund Accumulation Program, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 2, 1996
</AUDIT-REPORT>

The Municipal Fund Accumulation Program, Inc.
Important Tax Information


All of the net investment income distributions paid monthly by The Municipal Fund Accumulation Program, Inc. during its taxable year ended December 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Program during the year.

Please retain this information for your records.